Investment Managers Series Trust II (the “Trust”)

Supplement dated October 30, 2026, to the currently effective

Statements of Additional Information (“SAIs”).

Kathleen K. Shkuda, a current Independent Trustee of the Board of Trustees of the Trust (the “Board”), intends to retire from the Board on October 31, 2026. All references and information relating to Ms. Shkuda are removed in their entirety effective November 1, 2026.

Please file this Supplement with your records.